SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

TEMPLETON GLOBAL OPPORTUNITIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Templeton Global Opportunities Trust 300 S.E. 2nd Street Fort Lauderdale, FL 33301 tel (800) 632-2301 franklintempleton.com

July 18, 2018

Subject: Your Fund’s Voting Deadline is Quickly Approaching

Dear Valued Shareholder:

You should have already received a Prospectus/Proxy Statement, in addition to letters and phone calls requesting that you vote on the proposed reorganization of Templeton Global Opportunities Trust into Templeton Growth Fund, Inc. According to our records, you have not yet voted.

To avoid receiving future communications on this fund proposal, and to ensure your shares are represented, please vote as soon as possible.

Voting is fast and easy using one of the options below:

•	Visit proxyonline.com/ft and enter your control number found on the enclosed proxy card.
•	Call (888) 227-9349 for automated voting or (800) 967-0271 to speak with a representative.
•	Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

Shareholders can also vote in person at a special meeting to be held on August 3, 2018. Detailed information about the special meeting and this proposal can be found in the Prospectus/Proxy Statement online at proxyonline.com/docs/FT2018Proxy.

If you have any questions about this proposal, contact your financial advisor or AST Fund Solutions at (800) 967-0271.

Sincerely,

Lori Weber

Vice President and Secretary

Templeton Global Opportunities Trust

Enclosure

Not FDIC Insured | May Lose Value | No Bank Guarantee

Templeton Global Opportunities Trust 300 S.E. 2nd Street Fort Lauderdale, FL 33301 tel (800) 632-2301 franklintempleton.com

July 18, 2018

Subject: Your Fund’s Voting Deadline is Quickly Approaching

Dear Valued Shareholder:

You should have already received a Prospectus/Proxy Statement, in addition to letters and phone calls requesting that you vote on the proposed reorganization of Templeton Global Opportunities Trust into Templeton Growth Fund, Inc. According to our records, you have not yet voted.

To avoid receiving future communications on this fund proposal, and to ensure your shares are represented, please vote as soon as possible.

Voting is fast and easy using one of the options below:

•	Visit the website on the enclosed proxy card and enter your control number.
•	Call (800) 967-0271 to speak with a representative.
•	Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

Shareholders can also vote in person at a special meeting to be held on August 3, 2018. Detailed information about the special meeting and this proposal can be found in the Prospectus/Proxy Statement online at proxyonline.com/docs/FT2018Proxy.

If you have any questions about this proposal, contact your financial advisor or AST Fund Solutions at (800) 967-0271.

Sincerely,

Lori Weber

Vice President and Secretary

Templeton Global Opportunities Trust

Enclosure

Not FDIC Insured | May Lose Value | No Bank Guarantee

Templeton Global Opportunities Trust 300 S.E. 2nd Street Fort Lauderdale, FL 33301 tel (800) 632-2301 franklintempleton.com

July 18, 2018

Subject: Your Fund’s Voting Deadline is Quickly Approaching

Dear Valued Shareholder:

You should have already received a Prospectus/Proxy Statement, in addition to letters and phone calls requesting that you vote on the proposed reorganization of Templeton Global Opportunities Trust into Templeton Growth Fund, Inc. According to our records, you have not yet voted.

To avoid receiving future communications on this fund proposal, and to ensure your shares are represented, please vote as soon as possible.

Voting is fast and easy using one of the options below:

•	Visit proxyonline.com/ft and enter your control number found below.
•	Call (888) 227-9349 for automated voting or (800) 967-0271 to speak with a representative.

Control Number:

1234567890

Shareholders can also vote in person at a special meeting to be held on August 3, 2018. Detailed information about the special meeting and this proposal can be found in the Prospectus/Proxy Statement online at proxyonline.com/docs/FT2018Proxy.

If you have any questions about this proposal, contact your financial advisor or AST Fund Solutions at (800) 967-0271.

Sincerely,

Lori Weber

Vice President and Secretary

Templeton Global Opportunities Trust

Not FDIC Insured | May Lose Value | No Bank Guarantee